UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
 Washington, D.C. 20549
FORM 8-K
CURRENT REPORT
Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934
Date of Report (Date of earliest event reported):                                                          January 7, 2015
MANAGED FUTURES PREMIER ENERGY FUND L.P.
 (Exact name of registrant as specified in its charter)
New York	000-25921	13-3986032
(State or other	(Commission File	(IRS Employer
jurisdiction of	Number)	Identification No.)
incorporation)

c/o Ceres Managed Futures LLC
522 Fifth Avenue
New York, New York 10036
 (Address and Zip Code of principal executive offices)

Registrant’s telephone number, including area code:                                                                                                                                     (855) 672-4468

(Former name or former address, if changed since last report)
Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 5.03	Amendments to the Articles of Incorporation or Bylaws; Change in Fiscal Year
The registrant’s name was changed from “AAA Capital Energy Fund L.P.” to “Managed Futures Premier Energy Fund L.P.” effective January 1, 2015.
The general partner of the registrant filed with the Secretary of the State of New York a Certificate of Amendment to the Certificate of Limited Partnership for the registrant noting the change in the name of the registrant on January 9, 2015.
The Amendment to the Certificate of Limited Partnership is filed herewith as Exhibit 3.1.
Item 9.01	Financial Statements and Exhibits
Exhibit No.	Description
3.1	Certificate of Amendment to the Certificate of Limited Partnership of AAA Capital Energy Fund L.P. dated January 7, 2015

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

MANAGED FUTURES PREMIER ENERGY FUND L.P.

By: Ceres Managed Futures LLC, General Partner

By:	/s/ Patrick T. Egan
Patrick T. Egan
President and Director

Date:  January 13, 2015